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                                                                 EXHIBIT 1.03

                     CRESCENT REAL ESTATE EQUITIES COMPANY
                     (a Texas real estate investment trust)

                    Preferred Shares of Beneficial Interest,
                     Common Shares of Beneficial Interest,
                           and Common Share Warrants

                        INTERNATIONAL PURCHASE AGREEMENT

                                 April 22, 1997

MERRILL LYNCH INTERNATIONAL
20 Farringdon Road
London EC1M 3NH
England

Ladies and Gentlemen:

        Crescent Real Estate Equities Company, a Texas real estate investment trust (the "COMPANY"), proposes to issue and sell its preferred shares of beneficial interest, $.01 par value per share ("PREFERRED SHARES"), common shares of beneficial interest, $.01 par value per share ("COMMON SHARES"), and warrants for the purchase of Common Shares ("WARRANTS"), from time to time in one or more offerings on terms to be determined at the time of sale. Each series of Preferred Shares may vary as to the specific number of shares in the series, title, stated value, liquidation preference, issuance price, ranking, dividend rate or rates (or method of calculation), dividend payment dates, any redemption or sinking fund requirements, any conversion provisions and any other variable terms as set forth in the Company's Restated Declaration of Trust (the "DECLARATION OF TRUST") or any articles supplementary to the Company's Declaration of Trust establishing the preferences and rights of such series of Preferred Shares. Each series of Warrants also may vary as to the exercise time and price and other variable terms as set forth in the applicable Warrant Agreement. As used herein, "you" and "your," unless the context otherwise requires, means the parties to whom this Purchase Agreement (the "AGREEMENT") is addressed together with the other parties, if any, identified in the applicable International Terms Agreement (as hereinafter defined) as additional co-managers with respect to International Securities (as hereinafter defined) purchased pursuant hereto.

        At such time, if any, as the Company determines to make an offering of Preferred Shares, Common Shares or Warrants through you or through an

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underwriting syndicate managed by you, the Company will enter into an agreement
(the "INTERNATIONAL TERMS AGREEMENT") substantially in the form of Annex A hereto providing for the sale of such securities (the "INTERNATIONAL SECURITIES") to, and the purchase and offering thereof by, you and such other underwriters, if any, as are selected by you that have authorized you to enter into such International Terms Agreement on their behalf (the "INTERNATIONAL UNDERWRITERS," which term shall include you, whether acting alone in the sale of the International Securities or as a member of an underwriting syndicate, and any International Underwriter substituted pursuant to Section 10 hereof). The International Terms Agreement relating to an offering of International Securities shall specify the number of International Securities of each class or series to be initially issued (the "INITIAL INTERNATIONAL SECURITIES"), the names of the International Underwriters participating in the offering (subject to substitution as provided in Section 10 hereof), the number of Initial International Securities that each International Underwriter severally agrees to purchase, the names of the International Underwriters acting as co-managers, if any, in connection with the offering, the price at which the Initial International Securities are to be purchased by the International Underwriters from the Company, the initial public offering price, if any, of the Initial International Securities, the time and place of delivery and payment, any delayed delivery arrangements and any other variable terms of the Initial International Securities (including, but not limited to, current ratings, designations, liquidation preferences, conversion, exchange or exercise provisions, redemption provisions, sinking fund requirements and exercise prices and dates). In addition, each International Terms Agreement shall specify whether the Company has agreed to grant to the International Underwriters an option to purchase additional International Securities to cover over-allotments, if any, and the number of International Securities subject to such option (the "INTERNATIONAL OPTION SECURITIES"). As used herein, the term "INTERNATIONAL SECURITIES" includes the Initial International Securities and any International Option Securities agreed to be purchased by the International Underwriters as provided in the applicable International Terms Agreement. The International Terms Agreement shall be substantially in the form of Exhibit A hereto, but may take the form of an exchange of any standard form of written communication between you and the Company. Each offering of International Securities through you or through an underwriting syndicate managed by you will be governed by this Agreement, as supplemented by the applicable International Terms Agreement, and such International Terms Agreement shall inure to the benefit of and be binding upon each International Underwriter participating in the offering of such International Securities.

       It is understood that the Company is concurrently entering into an agreement dated the date hereof (the "U.S. PURCHASE AGREEMENT") providing for the sale by the Company of Securities (the "U.S. UNDERWRITTEN SECURITIES") through arrangements with certain underwriters in the United States (the "U.S. UNDERWRITERS") for whom Merrill Lynch, Pierce, Fenner & Smith Incorporated





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("MLPFS") and such other parties, if any, as are identified in the applicable
U.S. Terms Agreement (as hereinafter defined) as additional co-managers with respect to the U.S. Underwritten Securities are acting as such, and the grant by the Company to the U.S. Underwriters of an option to purchase additional U.S. Underwritten Securities (the "U.S. OPTION SECURITIES") solely to cover over-allotments. The initial public offering price and the purchase price with respect to the U.S. Underwritten Securities to be initially issued (the "INITIAL U.S. SECURITIES") are to be set forth in a separate instrument (the "U.S. TERMS AGREEMENT"), the form of which is to be attached to the U.S. Purchase Agreement. It is understood that the Company is not obligated to sell, and the International Underwriters are not obligated to purchase, any Initial International Securities unless all of the Initial U.S. Securities are contemporaneously purchased by the U.S. Underwriters.


       The International Underwriters and the U.S. Underwriters are hereinafter collectively referred to as the "Underwriters." The Initial International Securities and the Initial U.S. Securities are hereinafter collectively referred to as the "Initial Securities." The International Option Securities and the U.S. Option Securities are hereinafter collectively referred to as the "Option Securities." The International Securities and the U.S. Underwritten Securities are hereinafter collectively referred to as the "Securities."


       The Company understands that the International Underwriters and the U.S. Underwriters will enter into an Intersyndicate Agreement (the "INTERSYNDICATE AGREEMENT") providing for the coordination of certain transactions among the International Underwriters and the U.S. Underwriters under the direction of MLPFS with respect to any concurrent offering of U.S. Underwritten Securities and International Securities. The Company further understands that, except as otherwise may be agreed by the U.S. Underwriters and the International Underwriters in connection with any particular offering of Securities, it is understood that the U.S. Underwriters may offer and sell Securities pursuant to a U.S. Terms Agreement outside of the United States and Canada.


       The Company has filed with the United States Securities and Exchange Commission (the "COMMISSION") a registration statement on Form S-3 (No. 333-21905) for the registration of certain Preferred Shares, Common Shares and Warrants (collectively, the "REGISTERED SECURITIES") under the Securities Act of 1933, as amended (the "1933 ACT"), and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the Commission under the 1933 Act (the "1933 ACT REGULATIONS"), and the Company has filed such amendment or amendments thereto as may have been required prior to the execution of the applicable International Terms Agreement. Such registration statement, as amended, has been declared effective by the Commission. Two prospectuses are to be used in connection with the offering and sale of the Registered Securities, one relating to the International Securities (the





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"INTERNATIONAL PROSPECTUS") and one relating to the U.S. Underwritten
Securities (the "U.S. PROSPECTUS"). Such registration statement and the two prospectuses constituting parts thereof (including, in each case, any information deemed to be a part thereof pursuant to Rule 430A(b) of the 1933 Act Regulations and any prospectus supplement relating to the offering of the Registered Securities pursuant to Rule 415 of the 1933 Act regulations (a "PROSPECTUS SUPPLEMENT")), as from time to time amended or supplemented pursuant to the 1933 Act or otherwise, are hereinafter referred to as the "REGISTRATION STATEMENT," the "INTERNATIONAL PROSPECTUS" and the "U.S. PROSPECTUS," respectively, and the International Prospectus and U.S. Prospectus are hereinafter collectively referred to as the "PROSPECTUSES," and each individually as a "PROSPECTUS," except that if any revised prospectus shall be provided to the International Underwriters or the U.S. Underwriters by the Company for use in connection with the offering of Registered Securities that differs from the Prospectus on file at the Commission at the time the Registration Statement became effective (whether or not such revised prospectus is required to be filed by the Company pursuant to Rule 424(b) of the 1933 Act Regulations), the terms "INTERNATIONAL PROSPECTUS" and "U.S. PROSPECTUS" shall refer to each such revised prospectus from and after the time it is first provided to the International Underwriters or the U.S. Underwriters, as the case may be, for such use; and except further that a Prospectus Supplement shall be deemed to have supplemented a Prospectus only with respect to the offering of Registered Securities to which it relates. All references in this Agreement to financial statements and schedules and other information that are "contained," "included" or "stated" in the Registration Statement or a Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information that are or are deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement or a Prospectus shall be deemed to mean and include the filing of any document under the 1934 Act that is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be. If the Company elects to rely on Rule 434 under the 1933 Act Regulations, all references to a Prospectus shall be deemed to include, without limitation, the form of prospectus and the abbreviated term sheet, taken together, provided to the International Underwriters or the U.S. Underwriters by the Company in reliance on Rule 434 under the 1933 Act (the "RULE 434 PROSPECTUS"). If the Company files a registration statement to register a portion of its Common Shares issuable upon exercise of Warrants (the "WARRANT SHARES") and relies on Rule 462(b) for such registration to become effective upon filing with the Commission (the "RULE 462 REGISTRATION STATEMENT"), then any reference to "Registration Statement" herein shall be deemed to be to both the registration statement referred to above (No. 333-21905) and the Rule 462 Registration Statement, as each such registration statement may be amended pursuant to the 1933 Act.





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SECTION 1.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE OPERATING
              PARTNERSHIP.

              (a) The Company and Crescent Real Estate Equities Limited Partnership, a Delaware limited partnership (the "OPERATING PARTNERSHIP"), jointly and severally, represent and warrant to you as of the date hereof and to you and each of the other International Underwriters named in the applicable International Terms Agreement as of the date thereof (in each case, an "INTERNATIONAL REPRESENTATION DATE"), as follows:

                     (i) The Registration Statement and the International Prospectus, at the time the Registration Statement became effective, complied, and at each International Representation Date will comply, in all material respects, with the requirements of the 1933 Act and the 1933 Act Regulations; the Registration Statement, at the time the Registration Statement became effective, did not, and as of each International Representation Date will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The International Prospectus, as of the date hereof does, and as of each International Representation Date (unless the term "Prospectus" refers to a prospectus that has been provided to the International Underwriters by the Company for use in connection with the offering of Registered Securities that differs from a Prospectus on file at the Commission at the time the Registration Statement became effective, in which case at the time it is first provided to the International Underwriters for such use) and at Closing Time and each Date of Delivery referred to in Sections 2(b) and 2(c) hereof, will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and, as of the date hereof does not, and as of each International Representation Date will not, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this paragraph shall not apply to statements in or omissions from the Registration Statement or the International Prospectus made in reliance upon and in conformity with written information furnished to the Company through you specifically for inclusion in the Registration Statement or the International Prospectus.





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                     (ii)   No stop order suspending the effectiveness of the
              Registration Statement or any part thereof has been issued, and no proceeding for that purpose has been instituted or, to the knowledge of the Company or the Operating Partnership, threatened by the Commission or by the state securities authority of any jurisdiction. No order preventing or suspending the use of the International Prospectus has been issued, and no proceeding for that purpose has been instituted or, to the knowledge of the Company or the Operating Partnership, threatened by the Commission or by the state securities authority of any jurisdiction.

                     (iii) Each of Arthur Andersen LLP, the accounting firm whose report on the financial statements and supporting schedule of the Company is included in the Registration Statement, and any other accounting firm whose report on financial statements is included in the Registration Statement, is an independent public accountant as required by the 1933 Act and the 1933 Act Regulations.

                     (iv) The financial statements (including the notes thereto) included in the Registration Statement and the International Prospectus present fairly the financial position of the respective entity or entities presented therein at the respective dates indicated and the results of their operations for the respective periods specified, and except as otherwise stated in the Registration Statement, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis. The supporting schedule included in the Registration Statement presents fairly the information required to be stated therein. The financial information and data included in the Registration Statement and the International Prospectus present fairly the information included therein and have been prepared on a basis consistent with that of the financial statements included in the Registration Statement and the International Prospectus and the books and records of the respective entities presented therein. The pro forma financial information included in the International Prospectus has been prepared in accordance with the applicable requirements of Rules 11-01 and 11-02 of Regulation S-X under the 1933 Act and other 1933 Act Regulations and American Institute of Certified Public Accountants ("AICPA") guidelines with respect to pro forma financial information and includes all adjustments necessary to present fairly the pro forma financial position of the respective





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              entity or entities presented therein at the respective dates indicated and the results of their operations for the respective periods specified. Other than the historical and pro forma financial statements (and schedule) included therein, no other historical or pro forma financial statements (or schedules) are required by the 1933 Act or the 1933 Act Regulations to be included in the Registration Statement. Except as reflected or disclosed in the financial statements included in the Registration Statement or otherwise set forth in the International Prospectus, none of the Company, the Operating Partnership, any of the Subsidiaries or the Residential Development Corporations (as such terms are hereinafter defined) is subject to any material indebtedness, obligation, or liability, contingent or otherwise.

                     (v) Since the respective dates as of which information is given in the Registration Statement and the International Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, assets, business affairs or business prospects of the Company, the Operating Partnership, the Subsidiaries and the Residential Development Corporations, considered as one enterprise, whether or not arising in the ordinary course of business, (B) no material casualty loss or material condemnation or other material adverse event with respect to any real property or improvements thereon owned or leased by any of the Company, the Operating Partnership, any of its Subsidiaries or any of the Residential Development Corporations), including any property underlying indebtedness held by the Company, (each individually a "PROPERTY" and collectively, the "PROPERTIES"), the Operating Partnership, any of the Subsidiaries or any of the Residential Development Corporations, has occurred that is material to the Company, the Operating Partnership, the Subsidiaries and the Residential Development Corporations considered as one enterprise, (C) there have been no acquisitions or other transactions entered into by the Company, the Operating Partnership, any Subsidiary or any Residential Development Corporation other than those in the ordinary course of business that are material with respect to such entities, considered as one enterprise, or would result in any inaccuracy in the representations contained in Section 1(a)(iv) above, (D) except as described in the International Prospectus and except for regular quarterly dividends or distributions on the Common Shares, there has been no dividend or distribution of any kind declared, paid or





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              made by the Company, or by the Operating Partnership with respect to its partnership interests, and (E) there has been no change in the capital stock of the Company or its Subsidiaries or the Residential Development Corporations or the partnership interests of the Operating Partnership, or any increase in the indebtedness of the Company, the Operating Partnership, the Subsidiaries or the Residential Development Corporations that is material to such entities, considered as one enterprise.

                     (vi) The Company has been duly formed as a real estate investment trust under the laws of the State of Texas with power and authority to own, lease and operate its properties, to conduct the business in which it is engaged or proposes to engage as described in the International Prospectus and to enter into and perform its obligations under this Agreement. According to the County Clerk of Tarrant County, Texas, the Restated Declaration of Trust of the Company is recorded in Volume 12645, beginning at Page 1811, in the records of the County Clerk. The Restated Declaration of Trust is in effect, and no dissolution, revocation or forfeiture proceedings regarding the Company have been commenced. The Company is duly qualified as a foreign organization to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, assets, business affairs or business prospects of the Company, the Operating Partnership, the Subsidiaries and the Residential Development Corporations considered as one enterprise.

                     (vii) The Operating Partnership has been duly formed and is validly existing as a limited partnership in good standing under the Delaware Revised Uniform Limited Partnership Act (the "DELAWARE ACT") with partnership power and authority to own, lease and operate its properties, to conduct the business in which it is engaged or proposes to engage as described in the Prospectus and to enter into and perform its obligations under this Agreement. The Operating Partnership is duly qualified or registered as a foreign partnership and is in good standing in each jurisdiction in which such qualification or registration is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or register would not have a material adverse effect on the condition, financial or otherwise, or the earnings, assets,





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              business affairs or business prospects of the Company, the
              Operating Partnership, the Subsidiaries and the Residential Development Corporations considered as one enterprise. The First Amended and Restated Agreement of Limited Partnership of the Operating Partnership, as amended (the "PARTNERSHIP AGREEMENT"), is a valid and binding agreement enforceable in accordance with its terms. At Closing Time (as hereinafter defined), Crescent Real Estate Equities, Ltd., a Delaware corporation ("CGP, INC."), a wholly owned subsidiary of the Company, will be the sole general partner of the Operating Partnership and will be the holder of one percent (1%) of the interests in the Operating Partnership. Entities in which the Company directly or indirectly has a majority ownership interest are hereinafter referred to as the "SUBSIDIARIES," and each, individually, as a "SUBSIDIARY." Houston Area Development Corp., a Texas corporation, Mira Vista Development Corp., a Texas corporation, and Crescent Development Management Corp., a Delaware corporation, in which the Company owns no voting securities, and as to which the Company does not have the right to exercise control, are referred to herein collectively as the "RESIDENTIAL DEVELOPMENT CORPORATIONS."

                     (viii) Each of the Subsidiaries and the Residential
              Development Corporations has been duly organized and is validly existing as a corporation, limited partnership, or limited liability company, as the case may be, in good standing under the laws of its respective state of organization, with full power and authority to own, lease and operate its properties, to conduct the business in which it is engaged or proposes to engage as described in the International Prospectus. Each of the Subsidiaries and the Residential Development Corporations is duly qualified as a foreign corporation, limited partnership, or limited liability company, as the case may be, to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, assets, business affairs or business prospects of the Company, the Operating Partnership, the Subsidiaries and the Residential Development Corporations considered as one enterprise. Each of the partnership agreements, limited liability company agreements, or other, similar instruments to which the Company or any of its Subsidiaries is a party has





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              been duly authorized, executed and delivered by the parties thereto and constitutes the valid agreement thereof, enforceable in accordance with its terms. All of the issued and outstanding shares of capital stock of each of the corporate Subsidiaries and the Residential Development Corporations have been duly authorized and validly issued and are fully paid and non-assessable. The ownership by the Company, the Operating Partnership or the Subsidiaries of the shares of capital stock or limited partnership or equity interests, as the case may be, of each of the Subsidiaries and the Residential Development Corporations is as described in the Prospectus and all of such shares or limited partnership or equity interests, or other, similar instruments owned by the Company, the Operating Partnership or the Subsidiaries are free and clear of all liens, charges and encumbrances.

                     (ix) The authorized, issued and outstanding beneficial interests in the Company are as set forth in the Prospectus (except for subsequent issuances, if any, pursuant to clauses (A) and (B) below); and all of such beneficial interests have been duly authorized, are validly issued, fully paid and non-assessable and have been offered and sold in compliance with all applicable laws (including, without limitation, federal securities laws). No shares of capital stock of the Company are reserved for any purpose except in connection with: (A) the incentive compensation plans of the Company as described in the Prospectus and (B) the possible issuance of Common Shares upon the exchange of units of ownership interest in the Operating Partnership (the "UNITS") pursuant to the Partnership Agreement, for which sufficient Common Shares have been reserved for possible future issuance. Except for Units and Common Shares issuable upon the exercise of options as described in the Prospectus, there are no outstanding securities convertible into or exchangeable for any beneficial interests in the Company and no outstanding options, rights (preemptive or otherwise) or warrants to purchase or to subscribe for such interests or any other securities of the Company.

                     (x) The International Securities have been duly authorized for issuance and sale to the International Underwriters pursuant to this Agreement and the applicable International Terms





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              Agreement and, when issued and delivered by the Company pursuant to such Agreements against payment of the consideration set forth in the International Terms Agreement, will be validly issued, fully paid and non-assessable. Upon payment of the purchase price and delivery of the Securities in accordance with this Agreement and the applicable International Terms Agreement, each of the International Underwriters will receive good, valid and marketable title to the Securities, free and clear of all security interests, mortgages, pledges, liens, encumbrances and claims. The International Securities will be offered and sold at Closing Time, or the Date of Delivery, as the case may be, in compliance with all applicable laws (including, without limitation, federal securities laws). The terms of the Common Shares conform to all statements and descriptions related thereto contained in the International Prospectus. The form of the certificate used to evidence any Common Shares, Preferred Shares, and Warrants included in the International Securities is in due and proper form and complies with all applicable legal requirements. The issuance of the Securities is not subject to any preemptive or other similar rights and, except as summarized in the International Prospectus and set forth in the Company's Declaration of Trust or Bylaws, there are no restrictions on the voting or transfer of the Common Shares pursuant to the Company's Declaration of Trust or Bylaws or any agreement or other instrument.

                     (xi) If applicable, the Warrants have been duly authorized and, when issued and delivered pursuant to this Agreement and countersigned by the Warrant Agent as provided in the Warrant Agreement, will have been duly executed, countersigned, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Warrant Agreement under which they are to be issued; the issuance of the Warrant Shares upon exercise of the Warrants will not be subject to preemptive or other similar rights; and the Warrants conform in all material respects to all statements relating thereto contained in the International Prospectus.

                     (xii) If applicable, the Common Shares issuable upon conversion of the Preferred Shares or the Warrant Shares issuable upon exercise of the Warrants will have been duly and validly authorized and reserved for issuance upon such conversion





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              or exercise by all necessary corporate action and such shares, when issued upon such conversion or exercise, will be duly authorized and validly issued and will be fully paid and non-assessable, and the issuance of such shares upon conversion or exercise will not be subject to preemptive or other similar rights; the Common Shares issuable upon conversion of the Preferred Shares or the Warrant Shares issuable upon exercise of the Warrants conform in all material respects to all statements relating thereto contained in the International Prospectus.

                     (xiii) If applicable, the Warrant Agreement will have been duly authorized, executed and delivered by the Company prior to the issuance of the Warrants, and each Warrant Agreement constitutes a valid and legally binding agreement of the Company enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws relating to or affecting creditors' rights generally and by general equity principles (regardless of whether enforcement is considered in a proceeding in equity or at law); and the Warrant Agreement conforms in all material respects to all statements relating thereto contained in the International Prospectus.

                     (xiv) The authorized, issued and outstanding Units are as set forth in the International Prospectus except to the extent of changes due to the conversion of Units to Common Shares or the exercise of existing options to acquire Units. All of the Units outstanding at Closing Time were duly authorized for issuance by the Operating Partnership and are validly issued and fully paid. The Units were offered and sold in compliance with all applicable laws (including, without limitation, federal and state securities laws). Except as summarized in the International Prospectus or set forth in the Partnership Agreement, there are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any Units pursuant to the Partnership Agreement or any other instrument. The terms of the Units conform to all statements and descriptions related thereto contained in the International Prospectus.

                     (xv) None of the Company, the Operating Partnership, any Subsidiary or any Residential Development Corporation is in violation of its declaration of trust, charter, by-laws, certificate of limited partnership, partnership agreement, or limited liability company agreement, as the case may be, and none of the Company, the Operating Partnership, any Subsidiary or any Residential Development Corporation is in default in the performance or observance of any obligation,

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              agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which such entity is a party or by which such entity may be bound, or to which any of the property or assets of such entity is subject, except where a default thereunder would not have a material adverse effect on the condition, financial or otherwise, or the earnings, assets, business affairs or business prospects of the Company, the Operating Partnership, the Subsidiaries and the Residential Development Corporations considered as one enterprise.

                    (xvi) The execution and delivery of this Agreement, the applicable International Terms Agreement or any applicable Warrant Agreement, the performance of the obligations set forth herein or therein, and the consummation of the transactions contemplated hereby or thereby or in the International Prospectus by the Company, the Operating Partnership, the Subsidiaries and the Residential Development Corporations, as applicable, will not conflict with or constitute a breach or violation by such party of, or default under, (A) any material contract, indenture, mortgage, loan agreement, note, lease, joint venture or partnership agreement or other instrument or agreement to which the Company, the Operating Partnership, any Subsidiary or any Residential Development Corporation is a party or by which they, any of them, any of their respective assets or any Property may be bound or subject; (B) the declaration of trust, charter, by-laws, certificate of limited partnership, partnership agreement, or limited liability company agreement, as the case may be, of the Company, the Operating Partnership, any Subsidiary or any Residential Development Corporation; or (C) any applicable law, rule, order, administrative regulation or administrative or court decree.

                    (xvii) The Company has full right, power and authority
              under its organizational documents to enter into this Agreement, the applicable International Terms Agreement and any Delayed Delivery Contracts (as hereinafter defined), and this Agreement has been, and as of each Representative Date, the applicable International Terms Agreement and the Delayed Delivery Contracts, if any, will have been duly authorized, executed and delivered by the Company

                    (xviii) The Operating Partnership has full right, power and authority under its organizational documents to enter into this Agreement and this Agreement has been duly authorized, executed and delivered by the Operating Partnership.

                     (xix) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company or the Operating Partnership, threatened against or affecting the Company, the Operating Partnership, any Subsidiary, any Residential Development Corporation, any Property, or any property underlying indebtedness held by the Company, the Operating Partnership, any of the Subsidiaries or any of the Residential Development Corporations, or any officer or trust manager of the Company that is required to be disclosed in the Registration Statement (other than as disclosed therein) or that, if determined adversely to the Company, the Operating Partnership, any Subsidiary, any Residential Development Corporation, any Property, including any property underlying indebtedness held by the Company, the Operating Partnership, any of the Subsidiaries and any of the Residential Development Corporations, or any such officer or trust manager, might (A) result in any material adverse change in the condition, financial or otherwise, or in the earnings, assets, business affairs or business prospects of the Company, the Operating Partnership, the Subsidiaries and the Residential Development Corporations considered as one enterprise or (B) materially and adversely affect the consummation of the transactions contemplated by this Agreement. There is no pending legal or governmental proceeding to which the Company, the Operating Partnership, any Subsidiary or any Residential Development Corporation is a party or of which any of their respective properties or assets or any Property, including any property underlying indebtedness held by the Company, the Operating Partnership, any of the Subsidiaries or any of the Residential Development Corporations, is the subject, including ordinary routine litigation incidental to the business, that is, considered in the aggregate, material to the condition, financial or otherwise, or the earnings, assets, business affairs or business prospects of the Company, the Operating Partnership, the Subsidiaries and the Residential Development Corporations considered as one enterprise. There are no contracts or documents that are required to be filed as exhibits to the Registration Statement by the 1933 Act or by the 1933 Act Regulations which have not been filed as exhibits to the Registration Statement or to a document incorporated therein by reference.

                     (xx) The Company qualified as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the "CODE"), with respect to its taxable years ended December 31, 1994, December 31, 1995 and December 31, 1996 and is organized in conformity with the requirements for qualification as a real estate investment trust, and its manner of operation has enabled it to meet the requirements for qualification as a real estate investment trust as of the date of the International Prospectus, and its proposed manner of operation will enable it to meet the requirements for qualification as a real estate investment trust in the future.

                     (xxi) None of the Company, the Operating Partnership, any Subsidiary or any Residential Development Corporation is, or at Closing Time will be, required to be registered under the Investment Company Act of 1940, as amended (the "1940 ACT").

                     (xxii) None of the Company, the Operating Partnership, any Subsidiary or any Residential Development Corporation is required to own or possess any trademarks, service marks, trade names or copyrights (collectively, "PROPRIETARY RIGHTS") not now lawfully owned or possessed in order to conduct the business now operated by such entity or as proposed to be operated by it as described in the International Prospectus and no such entity has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any proprietary rights.

                     (xxiii) All authorizations, approvals and consents
              of any court or governmental authority or agency that are necessary in connection with the offering, issuance or sale of the International Securities hereunder have been obtained, except such as may be required under the 1933 Act or the 1933 Act Regulations or state securities or real estate syndication laws.

                     (xxiv) Each of the Company, the Operating Partnership, the Subsidiaries and the Residential Development Corporations possesses such certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now conducted by it, or proposed to be conducted by it, as described in the International Prospectuses, and none of the Company, the Operating Partnership, any Subsidiary or any Residential Development Corporation has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, assets, business affairs or business prospects of the Company, the Operating Partnership, the Subsidiaries and the Residential Development Corporations considered as one enterprise.

                     (xxv) The documents incorporated or deemed to be incorporated by reference in the International Prospectus, at the time it was or hereafter is filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission under the 1934 Act (the "1934 ACT REGULATIONS"), and, when read together with the other information in the International Prospectus, at the time the Registration Statement became effective and as of each International Representation Date or during the period specified in Section 3(f) hereof, did not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                     (xxvi) No labor dispute with the employees of the Company, the Operating Part nership, any Subsidiary or any Residential Development Corporation exists or, to the knowledge of the Company or the Operating Partnership, is imminent.

                     (xxvii) Except as otherwise described in the
              International Prospectus, (A) each of the Company, the Operating Partnership, the Subsidiaries, and each Residential Development Corporation, as the case may be, has good and marketable title in fee simple to all real property owned by such entity and good and marketable title to the improvements, if any, thereon and all other assets that are required for the effective operation of such real property in the manner in which they currently are operated, except where the failure to own real property or improvements thereon in fee simple would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, assets, business affairs or busi-ness prospects of or with respect to the Company, the Operating Partnership, the Subsidiaries and the Residential Development Corporations considered as one enterprise; (B) any real property and buildings held under lease by the Company, the Operating Partnership, any Subsidiary or any Residential Development Corporation are in full force and effect, and such entity is not in default in respect of any of the terms or provisions of such leases and such entity has not received notice of the assertion of any claim by anyone adverse to the Operating Partnership's rights as lessee under such leases, or affecting or questioning the Operating Partnership's right to the continued possession or use of the real property and buildings held under such leases or of a default under such leases, in each case with such exceptions as would not have a material adverse impact on the condition, financial or otherwise, or on the earnings, assets, business affairs or business prospects of or with respect to the Company, the Operating Partnership, the Subsidiaries and the Residential Development Corporations considered as one enterprise; (C) all liens, charges, encumbrances, claims, or restrictions on or affecting any of the Properties, including any property underlying indebtedness held by the Company, the Operating Partnership, any of the Subsidiaries or any of the Residential Development Corporations, and the assets of the Company, the Operating

              Partnership, any Subsidiary or any Residential Development Corporation which are required to be disclosed in the International Prospectus are disclosed therein; (D) none of the Company, the Operating Partnership, any of the Subsidiaries, any of the Residential Development Corporations or any tenant of any of the Properties is in default under any of the leases pursuant to which the Operating Partnership, as lessor, leases its Property (and neither the Company nor the Operating Partnership knows of any event which, but for the passage of time or the giving of notice, or both, would constitute a default under any of such leases) other than such defaults that would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, assets, business affairs or business prospects of or with respect to the Operating Partnership, any Subsidiary or any Residential Development Corporation or any Property; (E) except as described in the International Prospectus, no person has an option or right of first refusal to purchase all or part of any Property or any interest therein, other than such options or rights of first refusal which would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, assets, business affairs or business prospects of or with respect to the Company, the Operating Partnership, the Subsidiaries and the Residential Development Corporations, considered as one enterprise; (F) each of the Properties complies with all applicable codes, laws and regulations (including, without limitation, building and zoning codes, laws and regulations and laws relating to access to the Properties), except if and to the extent disclosed in the International Prospectus and except for such failures to comply that would not individually or in the aggregate have a material adverse impact on the condition, financial or otherwise, or on the earnings, assets, business affairs or business prospects of such Property or the Operating Partnership; (G) there are in effect for the Properties, including, to the knowledge of the Company, any property underlying indebtedness held by the Company, the Operating Partnership, any of the Subsidiaries and any of the Residential Development Corporations, and the other assets of the Company, the Operating Partnership, the Subsidiaries and the Residential Development Corporations, insurance policies covering risks and in amounts that are commercially reasonable for the assets owned by them and that are consistent with the types and amounts of insurance typically maintained by present owners of similar types of properties; and
              (H) neither the Company nor the Operating Partnership has knowledge of any pending or threatened condemnation proceedings, zoning change, or other proceeding or action that will in any manner affect the size of, use of, improvements on, construction on or access to the Properties, including any property underlying indebtedness held by the Company, the Operating Partnership, any of the Subsidiaries or any Residential Development Corporation, except such proceedings or actions that would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, assets, business affairs or business prospects of the Operating Partnership or with respect to such Property, including any property underlying indebtedness held by the Company, the Operating Partnership, any of the Subsidiaries or any Residential Development Corporation.

                     (xxviii) Except as disclosed in the International
              Prospectus, (A) each Property, including, without limitation, the Environment (as defined below) associated with such Property, is free of any Hazardous Substance (as defined below), except for Hazardous Substances that would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, assets, business affairs or business prospects of or with respect to the Company, the Operating Partnership, the Subsidiaries and the Residential Development Corporations considered as one enterprise; (B) none of the Company, the Operating Partnership, any Subsidiary or any Residential Development Corporation has caused or suffered to occur any

              Release (as defined below) of any Hazardous Substance into the Environment on, in, under or from any Property, and no condition exists on, in, under or, to the knowledge of the Company and the Operating Partnership, adjacent to any Property that is reasonably likely to result in the incurrence of material liabilities or any material violations of any Environmental Law (as defined below), give rise to the imposition of any Lien (as defined below) under any Environmental Law, or cause or constitute a health, safety or environmental hazard to any property, person or entity; (C) none of the Company, the Operating Partnership, any Subsidiary or any Residential Development Corporation intends to use the properties or assets described in the International Prospectus or any other real property for the purpose of handling, burying, storing, retaining, refining, transporting, processing, manufacturing, generating, producing, spilling, seeping, leaking, escaping, leaching, pumping, pouring, emitting, emptying, discharging, injecting, dumping, transferring or otherwise disposing of or dealing with a Hazardous Substance, except for materials utilized in the ordinary course of business of the properties, provided such use would not, in the ordinary course of business, give rise to liability under any Environmental Law; (D) none of the Company, the Operating Partnership, any Subsidiary or any Residential Development Corporation has received any notice of a claim under or pursuant to any Environmental Law or under common law pertaining to Hazardous Substances on or originating from any Property; (E) none of the Company, the Operating Partnership, any Subsidiary or any Residential Development Corporation has received any notice from any Governmental Authority (as defined below) claiming any violation of any Environmental Law; (F) no Property is included or, to the knowledge of the Company and the Operating Partnership, proposed for inclusion on the National Priorities List issued pursuant to CERCLA (as defined below) by the United States Environmental Protection Agency (the "EPA") or on the Comprehensive Environmental Response, Compensation, and Liability Information System database maintained by the EPA, and has not otherwise been identified by the EPA as a potential CERCLA removal, remedial or response site or included or, to the knowledge of the Company and the Operating Partnership, proposed for inclusion on, any similar list of potentially contaminated sites pursuant to any other Environmental Law and (G) there are no underground storage tanks located on or in any Property except where the presence thereof would not have a material adverse effect on the condition, financial or otherwise, or the earnings, assets or business affairs or business prospects of the Company, the Operating Partnership, the Subsidiaries and the Residential Development Corporations considered as one enterprise.

              As used herein, "HAZARDOUS SUBSTANCE" shall include, without limitation, any hazardous substance, hazardous waste, toxic substance, pollutant, solid waste or similarly designated materials, including, without limitation, oil, petroleum or any petroleum-derived substance or waste, asbestos or asbestos-containing materials, PCBs, pesticides, explosives, radioactive materials, dioxins, urea formaldehyde insulation or any constituent of any such substance, pollutant or waste, including any such substance, pollutant or waste identified or regulated under any Environmental Law (including, without limitation, materials listed in the United States Department of Transportation Optional Hazardous Material Table, 49 C.F.R. Section 172.101, as the same may now or hereafter be amended, or in the EPA's List of Hazardous Substances and Reportable Quantities, 40 C.F.R. Part 302, as the same may now or hereafter be amended); "ENVIRONMENT" shall mean any surface water, drinking water, ground water, land surface, subsurface strata, river sediment, buildings, structures, and ambient, workplace and indoor air; "ENVIRONMENTAL LAW" shall mean the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Section
        9601 et seq.) ("CERCLA"), the Resource Conservation and Recovery Act of 1976, as amended (42 U.S.C. Section 6901 et seq.), the Clean Air Act, as amended (42 U.S.C. Section 7401 et seq.), the Clean Water Act, as amended (33 U.S.C. Section 1251 et seq.), the Toxic Substances Control Act, as amended (15 U.S.C. Section 2601 et seq.), the Occupational Safety and Health Act of 1970, as amended (29 U.S.C. Section 651 et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C.
       Section 1801 et seq.), and all other federal, state and local laws, ordinances, regulations, rules, orders, decisions and permits relating to the protection of the environment or of human health from environmental effects; "GOVERNMENTAL AUTHORITY" shall mean any federal, state or local governmental office, agency or authority having the duty or authority to promulgate, implement or enforce any Environmental Law; "LIEN" shall mean, with respect to any Property, any mortgage, deed of trust, pledge, security interest, lien, encumbrance, penalty, fine, charge, assessment, judgment or other liability in, on or affecting such Property; and "RELEASE" shall mean any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, emanating or disposing of any Hazardous Substance into the Environment, including, without limitation, the abandonment or discard of barrels, containers, tanks (including, without limitation, underground storage tanks) or other receptacles containing or previously containing any

       Hazardous Substance or any release, emission, discharge or similar term, as those terms are defined or used in any Environmental Law.

                     (xxix) Each of the Company, the Operating Partnership, the
              Subsidiaries and the Residential Development Corporations has filed all federal, state, local and foreign income tax returns which have been required to be filed (except in any case in which the failure to so file would not have a material adverse effect on the condition, financial or otherwise, or the earnings, assets, business affairs or business prospects of such entities considered as one enterprise) and has paid all taxes required to be paid and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except, in all cases, for any such tax, assessment, fine or penalty that is being contested in good faith.

                     (xxx) None of the Company, the Subsidiaries, the Residential Development Corporations or the Operating Partnership, nor any of their trust managers, directors, officers or controlling persons, has taken or will take, directly or indirectly, any action resulting in a violation of Regulation M under the 1934 Act, or designed to cause or result under the 1934 Act or otherwise in, or which has constituted or which reasonably might be expected to constitute, the unlawful stabilization or manipulation of the price of any security of the Company or facilitation of the sale or resale of the International Securities.

        (b) Any certificate signed by any officer of the Company or the Operating Partnership and delivered to you or to counsel for the International Underwriters shall be deemed a representation and warranty by such entity to each International Underwriter as to the matters covered thereby.

SECTION 2.  PURCHASE AND SALE.

        (a) The several commitments of the International Underwriters to purchase the International Securities pursuant to the applicable International Terms Agreement shall be deemed to have been made on the basis of the representations and warranties herein contained and shall be subject to the terms and conditions set forth herein or in the applicable International Terms Agreement.

        (b) In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company may grant, if so provided in the applicable International Terms

Agreement relating to the Initial International Securities, an option to the International Underwriters named in such International Terms Agreement, severally and not jointly, to purchase up to the number of International Option Securities set forth therein at the same price per Option Security as is applicable to the Initial International Securities. Such option, if granted, will expire 30 days or such lesser number of days as may be specified in the applicable International Terms Agreement after the International Representation Date relating to the Initial International Securities, and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial International Securities upon notice by you to the Company setting forth the number of International Option Securities as to which the several International Underwriters are then exercising the option and the time and date of payment and delivery for such International Option Securities. Any such time and date of delivery (a "DATE OF DELIVERY") shall be determined by you, but shall not be later than seven full business days and not be earlier than two full business days after the exercise of said option, unless otherwise agreed upon by you and the Company. If the option is exercised as to all or any portion of the International Option Securities, each of the International Underwriters, acting severally and not jointly, will purchase that proportion of the total number of International Option Securities then being purchased which the number of Initial International Securities each such Underwriter has agreed to purchase as set forth in the applicable International Terms Agreement bears to the total number of Initial International Securities, subject to such adjustments as you in your discretion shall make to eliminate any sales or purchases of fractional Initial International Securities.

          (c) Payment of the purchase price for, and delivery of, the International Securities to be purchased by the International Underwriters shall be made at the offices of Hogan & Hartson L.L.P., Columbia Square, 555 Thirteenth Street, N.W., Washington, D.C. 20004-1109, or at such other place as shall be agreed upon by you and the Company, at 9:00 A.M., New York City time, on the third business day (unless postponed in accordance with the provisions of Section 10 hereof) following the date of the applicable International Terms Agreement or, if pricing takes place after 4:30 P.M. New York City time on the date of the applicable International Terms Agreement, on the fourth business day (unless postponed in accordance with the provisions of Section 10 hereof) following the date of the applicable International Terms Agreement, or at such other time as shall be agreed upon by you and the Company (each such time and date being referred to as a "CLOSING TIME"). In addition, if any or all of the International Option Securities are purchased by the International Underwriters, payment of the purchase price for, and delivery of certificates representing, such International Option Securities, shall be made at the above-mentioned offices of Hogan & Hartson L.L.P., or at such other place as shall be agreed upon by you and the Company, on each Date of Delivery as specified in the notice from you to the Company. Unless otherwise specified in the applicable International Terms

Agreement, payment shall be made to the Company by wire transfer or by certified or official bank check or checks in federal or similar same-day funds payable to the order of the Company against delivery to you for the respective accounts of the International Underwriters of the International Securities to be purchased by them. The International Securities shall be in such authorized denominations and registered in such names as you may request in writing at least two business days prior to the applicable Closing Time or Date of Delivery, as the case may be. The International Securities, which may be in temporary form, will be made available for examination and packaging by you on or before the first business day prior to the applicable Closing Time or Date of Delivery, as the case may be.

          If authorized by the applicable International Terms Agreement, the International Underwriters named therein may solicit offers to purchase International Securities from the Company pursuant to delayed delivery contracts ("DELAYED DELIVERY CONTRACTS") substantially in the form of Annex B hereto with such changes therein as the Company may approve. As compensation for arranging Delayed Delivery Contracts, the Company will pay to you at Closing Time, for the respective accounts of the International Underwriters, a fee specified in the applicable International Terms Agreement for each of the International Securities for which Delayed Delivery Contracts are made at the applicable Closing Time as is specified in the applicable International Terms Agreement. Any Delayed Delivery Contracts are to be with institutional investors of the types described in the Prospectuses. At the applicable Closing Time, the Company will enter into Delayed Delivery Contracts (for not less than the minimum number of International Securities per Delayed Delivery Contract specified in the applicable International Terms Agreement) with all purchasers proposed by the International Underwriters and previously approved by the Company as provided below, but not for an aggregate number of International Securities in excess of that specified in the applicable International Terms Agreement. The International Underwriters will not have any responsibility for the validity or performance of Delayed Delivery Contracts.

          You shall submit to the Company, at least three business days prior to the applicable Closing Time, the names of any institutional investors with which it is proposed that the Company will enter into Delayed Delivery Contracts and the number of International Securities to be purchased by each of them, and the Company will advise you, at least two business days prior to the applicable Closing Time, of the names of the institutional investors with which the making of Delayed Delivery Contracts is approved by the Company and the number of International Securities to be covered by each such Delayed Delivery Contract.

          The number of International Securities agreed to be purchased by the several International Underwriters pursuant to the applicable International Terms Agreement shall be reduced by the number of International Securities covered by Delayed Delivery Contracts, as to each Underwriter as set forth in a written notice delivered by you to the Company; provided, however, that the total number of International Securities to be purchased by all International Underwriters shall be the total number of International Securities covered by the applicable International Terms Agreement, less the number of International Securities covered by Delayed Delivery Contracts.

SECTION 3.  COVENANTS OF THE COMPANY AND THE OPERATING PARTNERSHIP.

       Each of the Company and the Operating Partnership covenants with each International Underwriter as follows:

       (a) Immediately following the execution of the applicable international Terms Agreement, the Company will prepare a Prospectus Supplement setting forth the number of International Securities covered thereby and their terms not otherwise specified in the Prospectus pursuant to which the International Securities are being issued, the names of the International Underwriters participating in the offering and the number of International Securities which each severally has agreed to purchase, the names of the International Underwriters acting in connection with the offering, the price at which the International Securities are to be purchased by the International Underwriters from the Company, the initial public offering price, if any, the selling concession and reallowance, if any, any delayed delivery arrangements, and such other information as you and the Company deem appropriate in connection with the offering of the International Securities; and the Company will promptly transmit copies of the Prospectus Supplement to the Commission for filing pursuant to Rule 424(b) of the 1933 Act Regulations within the time period required by such Rule and will furnish to the International Underwriters named therein as many copies of the International Prospectus and such Prospectus Supplement as you shall reasonably request. If the Company elects to rely on Rule 434 under the 1933 Act Regulations, the Company will prepare an abbreviated term sheet that complies with the requirements of Rule 434 under the 1933 Act Regulations and will provide the International Underwriters with copies of the form of Rule 434 Prospectus, in such number as the International Underwriters may reasonably request, and file or transmit for filing with the Commission the form of International Prospectus complying with Rule 434(c)(2) of the 1933 Act Regulations in accordance with Rule 424(b) of the 1933 Act Regulations by the close of business in New York on the business day immediately succeeding the date of the applicable International Terms
Agreement.

       (b) The Company will notify you immediately, and confirm such notice in writing, of (i) the effectiveness of any amendment to the Registration Statement relating to or affecting the offering of the International Securities, (ii) the transmittal to the Commission for filing of any Prospectus Supplement or other supplement or amendment to the International Prospectus or any document to be filed pursuant to the 1934 Act relating to or affecting the offering of the International Securities, (iii) the receipt of any comments from the Commission relating to or affecting the offering of the International Securities, (iv) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the International Prospectus or for additional information relating to or affecting the offering of the International Securities, and (v) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement relating to or affecting the offering of the International Securities or the initiation of any proceedings for that purpose; and the Company will make every reasonable effort to prevent the issuance of any such stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

       (c) At any time when the International Prospectus is required to be delivered under the 1933 Act or the 1934 Act in connection with sales of the International Securities, the Company will give you notice of its intention to file or prepare any amendment to the Registration Statement or any amendment or supplement to the International Prospectus (including any revised prospectus which the Company proposes for use by you in connection with the offering of International Securities which differs from the International Prospectus on file at the Commission at the time the Registration Statement became effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the 1933 Act Regulations), whether pursuant to the 1933 Act, 1934 Act or otherwise, and will furnish you with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or preparation, as the case may be, and will not file or prepare any such amendment or supplement or other documents in a form to which you or counsel for the International Underwriters shall reasonably object.

       (d) The Company will deliver to each International Underwriter as many signed and conformed copies of the Registration Statement as originally filed and of each amendment thereto, of each amendment thereto (including exhibits filed therewith or incorporated by reference therein) as the International Underwriters may reasonably request.

       (e) The Company will furnish to each International Underwriter, from time to time during the period when the International Prospectus is required to be delivered under the 1933 Act or the Exchange Act, such number of copies of the International Prospectus (as amended or supplemented) as such International Underwriter may reasonably request for the purposes contemplated by the 1933 Act or the 1934 Act or the respective applicable rules and regulations of the Commission thereunder.

          (f) If any event shall occur as a result of which it is necessary, in the opinion of counsel for the International Underwriters or counsel for the Company, to amend or supplement the International Prospectus in order to make the International Prospectus not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading, or if it shall be necessary, in the opinion of either such counsel, at any such time to amend or supplement the Registration Statement or the International Prospectus in order to comply with the 1933 Act or the 1934 Act, the Company will forthwith prepare an amendment of or supplement to the Registration Statement or the International Prospectus (in form and substance satisfactory to counsel for the International Underwriters), whether by filing documents pursuant to the 1933 Act, the 1934 Act or otherwise, which will amend or supplement the International Prospectus so that it will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading, or to make the Registration Statement and International Prospectus comply with such requirements, and the Company will furnish to the International Underwriters a reasonable number of copies of such amendment or supplement.

          (g) The Company will endeavor, in cooperation with the International Underwriters and their counsel, to qualify the International Securities, the Warrant Shares, if any, and any securities issuable upon conversion of the Preferred Shares for offering and sale under the applicable securities laws and real estate syndication laws of such jurisdictions as you may designate. In each jurisdiction in which the International Securities, the Warrant Shares, if any, and the securities issuable upon conversion of the Preferred Shares have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement.

          (h) With respect to each sale of International Securities, the Company will make generally available to its security holders as soon as practicable, but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 of the 1933 Act Regulations) covering a 12-month period beginning not later than the first day of the Company's fiscal quarter next following the "effective date of the registration statement" (as defined in such Rule 158).

          (i) The Company, during the period when the International Prospectus is required to be delivered under the 1933 Act or the 1934 Act in connection with sales of the International Securities, will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the 1934 Act within the time periods prescribed by the 1934 Act and the 1934 Act Regulations.

          (j) If applicable, the Company will use the net proceeds received by it from the sale of the International Securities in the manner specified in the International Prospectus under the caption "Use of Proceeds."

          (k) If requested by you, the Company will use its best efforts to effect the listing of the International Securities on the New York Stock Exchange or such other national securities exchange on which securities of the Company are then listed.

          (l) During the period from the date of the applicable International Terms Agreement until 90 days after Closing Time, the Company and the Operating Partnership will not, without your prior written consent, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any Common Shares or Units or any other security convertible into or exchangeable into or exercisable for the Common Shares, otherwise than in accordance with this Agreement or as contemplated in the International Prospectus except for (i) options granted under the incentive plans of the Company, (ii) Common Shares issued in exchange for Units and (iii) Common Shares or Units issued in connection with the acquisition of real property or interests therein.

          (m) The Company will use its best efforts to meet the requirements to continue to qualify as a "real estate investment trust" under the Code.

          (n) If requested by you, the Company and the Operating Partnership will cause, or have caused, the officers and trust managers of the Company to enter into lock-up agreements in form and substance reasonably satisfactory to you, and each of the Company and the Operating Partnership acknowledges that the International Underwriters are or will be intended third party beneficiaries of such agreements.

          (o) If any Preferred Shares or Warrants included in the International Securities are convertible into or exercisable for, as applicable, Common Shares, the Company will reserve and keep available at all times, free of preemptive or other similar rights, a sufficient number of Common Shares for the purpose of enabling the Company to satisfy any obligations to issue such shares upon conversion of such Preferred Shares, or upon exercise of such Warrants.

          (p) If any Preferred Shares or Warrants included in the International Securities are convertible into or exercisable for, as applicable, Common Shares, the Company will use its best efforts to list the Common Shares issuable on conversion of such Preferred Shares or upon exercise of such Warrants on the New York Stock Exchange or such other national securities exchange on which the Common Shares are then listed.

          (q) Except for the authorization of actions permitted to be taken by the Underwriters as contemplated herein or in the Prospectuses, neither the

Company nor the Operating Partnership will (i) take, directly or indirectly, any action designed to cause or to result in, or that might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the International Securities, (ii) sell, bid for or purchase the International Securities or pay any person any compensation for soliciting purchases of the International Securities or (iii) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

          (r) During the period from Closing Time until five years after Closing Time, the Company will deliver to you, (i) promptly upon their becoming available, copies of all current, regular and periodic reports of the Company mailed to its stockholders or filed with any securities exchange or with the Commission or any governmental authority succeeding to any of the Commission's functions, and (ii) such other information concerning the Company, the Operating Partnership, any Subsidiary or any Residential Development Corporation as you may reasonably request.

          (s) Prior to Closing Time and if not described in the International Prospectus, the Company and the Operating Partnership will notify you in writing immediately if any event occurs that renders any of the representations and warranties of the Company and the Operating Partnership contained herein inaccurate or incomplete in any respect.

          (t) If at any time during the 25-day period after any amendment to the Registration Statement becomes effective or during the period prior to the final Date of Delivery, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in your opinion the market price of the International Securities has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates supplements to or amendments of the Prospectuses), the Company will, after written notice from you advising the Company to that effect, promptly prepare, consult with you concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to you, responding to or commenting on such rumor, publication or event.

          (u) From the date hereof until notice of termination pursuant to
Section 9(a) hereof is received by you, the Company shall furnish to you and your counsel, within two days after filing, copies of any document filed with the Commission pursuant to Section 13, 14 or 15 of the 1934 Act.

SECTION 4. PAYMENT OF FEES AND EXPENSES.

       The Company will pay all expenses incident to the performance of its obligations under this Agreement and the applicable International Terms

Agreement, including (i) the printing and filing of the Registration Statement as originally filed and of each amendment thereto, (ii) the printing of this Agreement and the applicable International Terms Agreement and other documents related hereto, (iii) the preparation, issuance and delivery of the certificates for the International Securities to the International Underwriters, (iv) the fees and other charges of the Company's counsel and accountants, (v) the qualification of the International Securities and the Warrant Shares and securities issuable upon conversion of the Preferred Shares, if any, under securities laws and real estate syndication laws in accordance with the provisions of Section 3(g) hereof, including filing fees and the fees and other charges of counsel for the International Underwriters in connection therewith and in connection with the preparation of a blue sky memorandum (the "BLUE SKY MEMORANDUM"), (vi) the printing and delivery to the International Underwriters of copies of the Registration Statement as originally filed and of each amendment thereto, of the preliminary prospectus, and of the International Prospectus and any amendments or supplements thereto, (vii) the printing (and reproduction) and delivery to the International Underwriters of copies of the Blue Sky Memorandum, (viii) the printing and delivery to the International Underwriters of copies of the Warrant Agreement, if any, (ix) any fees charged by nationally recognized statistical rating organizations for the rating of the International Securities, (x) the fees and expenses, if any, incurred with respect to the listing of the International Securities, the Warrant Shares or the securities issuable on conversion of the Preferred Shares, if any, on any national securities exchange, and (xi) the fee of the National Association of Securities Dealers, Inc. (the "NASD"), including the fees and other charges of counsel for the International Underwriters in connection with the NASD's review of the proposed public offering of the International Securities.

       If the applicable International Terms Agreement is canceled or terminated by you in accordance with the provisions of Section 5 or Section 9 hereof, the Company also shall reimburse the International Underwriters for all of their out-of-pocket expenses, including the reasonable fees and other charges of counsel for the International Underwriters.

SECTION 5.    CONDITIONS OF INTERNATIONAL
     UNDERWRITERS' OBLIGATIONS.

       The obligations of the International Underwriters hereunder and under the applicable International Terms Agreement are subject to the accuracy, as of the date hereof and at Closing Time, of the representations and warranties of the Company and the Operating Partnership herein contained, to the performance by the Company and the Operating Partnership of their respective obligations hereunder, and to the following further conditions:

       (a) At the applicable Closing Time (i) no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission,
(ii) the rating assigned by any nationally recognized statistical rating organization to any Preferred Shares of the Company and any indebtedness of the Company or the Operating Partnership as of the date of the applicable International Terms Agreement shall not have been lowered since such date nor shall any such rating organization have publicly announced that it has placed any Preferred Shares of the Company and any indebtedness of the Company or the Operating Partnership on what is commonly termed a "watch list" for possible downgrading, and (iii) there shall not have come to your attention any facts that would cause you to believe that the International Prospectus, together with the applicable Prospectus Supplement, at the time it was required to be delivered to purchasers of the International Securities, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at such time, not misleading.

       (b)    At Closing Time, you shall have received:

              (i) The favorable opinions, dated as of Closing Time, of Shaw, Pittman, Potts & Trowbridge, counsel for each of the Company, the Operating Partnership, the Subsidiaries and the Residential Development Corporations, and Locke Purnell Rain Harrell (A Professional Corporation), special Texas tax counsel for the Subsidiaries that are Texas entities (collectively with the Residential Development Corporations, the "TEXAS ENTITIES"), each in form and substance satisfactory to counsel for the International Underwriters, to the effect that:

                   (A) The Company has been duly formed as a real estate investment trust under the laws of the State of Texas. The Company has power and authority to own, lease and operate its properties, to conduct the business in which it is engaged or proposes to engage as described in the International Prospectus, and to enter into and perform its obligations under this Agreement, the Partnership Agreement, the applicable International Terms Agreement and the Warrant Agreement, if any (collectively, the "LISTED AGREEMENTS"). According to the County Clerk of Tarrant County, Texas, the Restated Declaration of Trust of the Company is recorded in Volume 12645, beginning at Page 1811, in the records of the County Clerk. The Restated Declaration of Trust is in effect, and no dissolution, revocation or forfeiture proceedings regarding the Company have been commenced. The Company is duly qualified as a foreign organization to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, assets, business affairs or business prospects of the Company, the Operating Partnership, the Subsidiaries and the Residential Development Corporations considered as one enterprise.

              (B) The Operating Partnership has been duly formed and is validly existing as a limited partnership in good standing under the Delaware Act. The Operating Partnership has full partnership power and authority to own, lease and operate its properties, to conduct the business in which it is engaged or proposes to engage as described in the International Prospectus and to enter into and perform its obligations under this Agreement and the Listed Agreements to which it is a party. The Operating Partnership is duly qualified or registered as a foreign partnership and is in good standing in Texas, Colorado, Arizona, New Mexico, Louisiana, Nebraska and each other jurisdiction in which such qualification or registration is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or register would not have a material adverse effect on the condition, financial or otherwise, or the earnings, assets, business affairs or business prospects of the Company, the Operating Partnership, the Subsidiaries and the Residential Development Corporations considered as one enterprise. CGP, Inc., a wholly owned subsidiary of the Company, is the sole general partner of the Operating Partnership.

              (C) Each of Crescent Real Estate Funding I, L.P., Crescent Real Estate Funding II, L.P., Crescent Real Estate Funding III, L.P., Crescent Real Estate Funding IV, L.P., Crescent Real Estate Funding V, L.P., Crescent Real Estate Funding VI, L.P. and any other Subsidiary that would be considered a "Significant Subsidiary" as defined in
       Article 1, Rule 1-02 of Regulation S-X promulgated pursuant to the 1933 Act (collectively, the "Significant Subsidiaries") has been organized and is validly existing as a corporation, limited partnership or limited liability company, as the case may be, in good standing under the laws of its respective state of organization, with full corporate, partnership or limited liability company (as the case may be) power and authority to own, lease and operate its properties, to conduct the business in which it is engaged or proposes to engage as described in the International Prospectus, and to enter into and perform its obligations under any Listed Agreements to which it is a party. Each of the Significant Subsidiaries and the Residential Development Corporations is duly qualified as a foreign corporation, limited partnership or limited liability company, as the case may be, to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, assets, business affairs or business prospects of the Company, the Operating Partnership, the Significant Subsidiaries and the Residential Development Corporations considered as one enterprise. All of the issued and outstanding shares of capital stock of each of the corporate Significant Subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable. The ownership by the Company, the Operating Partnership and the Significant Subsidiaries of the shares of capital stock or limited partnership or equity interests, as the case may be, of each of the Significant Subsidiaries is as described in the International Prospectus and such ownership is free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

              (D) The authorized, issued and outstanding shares of beneficial interest of the Company are as set forth in the International Prospectus. All of such shares of beneficial interest are validly issued, fully paid and non-assessable and have been offered and sold in compliance with all applicable laws (including, without limitation, federal securities laws). No shares of beneficial interest of the Company are reserved for any purpose except in connection with (i) the option plans of the Company as described in the International Prospectus and (ii) the possible issuance of Common Shares upon the exchange of Units pursuant to the Partnership Agreement. Except for Units, Common Shares issuable upon the exercise of options and Units issuable upon the exercise of options, there are no outstanding securities convertible into or exchangeable for any shares of beneficial interest of the Company and no outstanding options, rights (preemptive or otherwise) or warrants to purchase or to subscribe for shares of beneficial interest or any other securities of the Company.

              (E) The International Securities have been duly authorized for issuance and sale to the International Underwriters pursuant to this Agreement and when issued and delivered by the Company pursuant thereto and pursuant to the applicable International Terms Agreement against payment of the consideration set forth therein and in any applicable Delayed Delivery Contract, will be validly issued, fully paid and non-assessable. Upon payment of the purchase price and delivery of the International Securities in accordance herewith each of the International Underwriters is receiving good, valid and marketable title to the International Securities, free and clear of all security interests, mortgages, pledges, liens, encumbrances and claims. The International Securities will be offered and sold at Closing Time, or the Date of Delivery, as the case may be, in compliance with all applicable laws (including, without limitation, the federal and international securities laws). The terms of the International Securities and the Common Shares, Preferred Shares and Warrants conform to all statements and descriptions related thereto contained in the International Prospectus. The form of stock certificate evidencing Common Shares, Preferred Shares and Warrants, as applicable, is in due and proper form and complies with all applicable legal requirements.
       The issuance of the International Securities is not subject to any preemptive or other similar rights and, except as set forth in the International Prospectus, there are no restrictions on the voting or transfer of Common Shares, Preferred Shares or Warrants, as applicable, pursuant to the Company's Declaration of Trust or Bylaws or any agreement or other instrument known to such counsel.

              (F) If applicable, the Warrants have been duly authorized and, when issued and delivered pursuant to this Agreement and the U.S. Purchase Agreement and countersigned by the Warrant Agent as provided in the Warrant Agreement, will have been duly executed, countersigned, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Warrant Agreement under which they are to be issued.

              (G) If applicable, the securities issuable upon conversion of the Preferred Shares and the securities issuable upon exercise of the Warrants have been duly and validly authorized and reserved for issuance upon such conversion or exercise by all necessary action on the part of the Company and such shares, when issued upon such conversion or exercise in accordance with the Declaration of Trust, the Warrant Agreement, or the Delayed Delivery Contract, as the case may be, will be duly authorized, validly issued, fully paid and non-assessable, and the issuance of such securities upon such conversion or exercise will not be subject to preemptive or other similar rights arising by operation of law or otherwise.

              (H) Any applicable Warrant Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Warrant Agent, constitutes a valid and legally binding agreement of the Company enforceable in accordance with its terms; and the Warrant Agreement conforms in all material respects to all statements relating thereto contained in the International Prospectus.

              (I) If applicable, the relative rights, preferences, interests and powers of the Preferred Shares, as the case may be, are as set forth in a statement of designation filed for record with the County Clerk of Tarrant County, Texas, and all such provisions are valid under Texas law.

              (J) At Closing Time, the number of authorized, issued and outstanding Units will be as set forth in the International Prospectus, except to the extent of changes due to either the conversion of Units to Common Shares or the exercise of existing options to acquire Units. All of the Units outstanding at Closing Time were duly authorized for issuance by the Operating Partnership and are validly issued and fully paid. To our knowledge, the Units were offered and sold in compliance with all applicable laws (including, without limitation, federal securities laws). Except as summarized in the International Prospectus or as set forth in the Partnership Agreement, there are no preemptive or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any Units pursuant to the Partnership Agreement or any other instrument known to such counsel. The terms of the Units conform to all statements and descriptions related thereto contained in the International Prospectus.

              (K) Each of this Agreement, the applicable International Terms Agreement, and any Delayed Delivery Contract has been duly authorized, executed and delivered by each of the Company and the Operating Partnership, as applicable.

              (L) None of the Company, the Operating Partnership or any Significant Subsidiary is in violation of its declaration of trust, charter, by-laws, certificate of limited partnership, partnership agreement, limited liability company agreement or similar instrument, as the case may be, and, to the knowledge of counsel, none of the Company, the Operating Partnership or any Significant Subsidiary is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument filed as an exhibit to the Registration Statement or any document incorporated therein by reference or as otherwise identified by the Company as material in an officer's certificate to which such entity is a party or by which such entity is bound, or to which any of the property or assets of such entity is subject, except where a default thereunder would not have a material adverse effect on the condition, financial or otherwise, or the earnings, assets, business affairs or business prospects of the Company, the Operating Partnership, the Subsidiaries and the Residential Development Corporations considered as one enterprise.

              (M) Each of the Listed Agreements was duly and validly authorized, executed and delivered by the Company and the Operating Partnership, as applicable, and, assuming due authorization, execution and delivery by any other party thereto, is a valid and binding agreement, enforceable in accordance with its terms, except as such enforceability may be (1) limited by bankruptcy, insolvency, reorganization, liquidation, moratorium and other similar laws affecting the rights and remedies of creditors generally and (2) subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

              (N) The execution and delivery of the Listed Agreements, the performance of the obligations set forth in each of the Listed Agreements, and the consummation of the transactions contemplated thereby or in the International Prospectus by the Company, the Operating Partnership and the Significant Subsidiaries as applicable, will not conflict with or constitute a breach or violation of, or default under:
       (1) to the knowledge of counsel, any material contract, indenture, mortgage, loan agreement, note, lease, joint venture or partnership agreement or other instrument or agreement filed as an exhibit to the Registration Statement or any document incorporated therein by reference or as otherwise identified by the Company as material in an officer's certificate to which the Company, the Operating Partnership or any Significant Subsidiary is a party or by which they or any of them or any of their respective properties or other assets or any Property may be bound or subject; (2) the declaration of trust, charter, by-laws, certificate of limited partnership, partnership agreement, or limited liability company agreement, or similar instrument, as the case may be, of the Company, the Operating Partnership or any Significant Subsidiary; or (3) any federal or Texas law. The descriptions of the Listed Agreements, if any, contained in the International Prospectus are correct and complete in all material respects.

              (O) To the knowledge of counsel, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending or threatened against or affecting the Company, the Operating Partnership or any Significant Subsidiary, any Property, any property underlying indebtedness held by the Company, the Operating Partnership or any of the Significant Subsidiaries, or any officer or trust manager of the Company that is required to be disclosed in the Registration Statement (other than as disclosed therein) or that, if determined adversely to the Company, the Operating Partnership, any Significant Subsidiary, any Property, including any property underlying indebtedness held by the Company, the Operating Partnership, any of the Significant Subsidiaries, or any such officer or trust manager, would reasonably be expected to (1) result in any material adverse change in the condition, financial or otherwise, or in the earnings, assets, business affairs or business prospects of the Company, the Operating Partnership, the Subsidiaries and the Residential Development Corporations, considered as one enterprise, or (2) materially and adversely affect the consummation of the transactions contemplated by this Agreement. To the knowledge of counsel, there is no pending legal or governmental proceeding to which the Company, the Operating Partnership or any Significant Subsidiary is a party or of which any of their respective properties or assets or any Property, including any property underlying indebtedness held by the Company, the Operating Partnership or any of the Significant Subsidiaries is the subject, including ordinary routine litigation incidental to the business, that is, considered in the aggregate, material to the condition, financial or otherwise, or the earnings, assets, business affairs or business prospects of the Company, the Operating Partnership, the Subsidiaries and the Residential Development Corporations, considered as one enterprise. To the knowledge of counsel, there are no contracts or documents of the Company, the Operating Partnership or the Significant Subsidiaries which are required to be filed as exhibits to the Registration Statement by the 1933 Act or by the 1933 Act Regulations which have not been filed or incorporated by reference as exhibits to the Registration Statement.

              (P) The Company qualified as a real estate investment trust under the Code with respect to its taxable years ending on or before December 31, 1996 and is organized in conformity with the requirements for qualification as a real estate investment trust, its manner of operation has enabled it to meet the requirements for qualification as a real estate investment trust as of the date of the Prospectus Supplement, and its proposed manner of operation will enable it to meet the requirements for qualification as a real estate investment trust in the future. In connection therewith, you are entitled to rely on the opinions of Shaw, Pittman, Potts & Trowbridge filed as Exhibit 8.01 to the Registration Statement, the opinions attached to such opinions as exhibits thereto, and any other opinions rendered to the Company with respect to tax matters and described in the International Prospectus, all as if rendered to you on the date of Closing.

              (Q) None of the Company, the Operating Partnership or any Significant Subsidiary is required to be registered under the 1940 Act.

              (R) All authorizations, approvals and consents of any court or governmental authority or agency that are necessary in connection with the offering, issuance or sale of the International Securities under this Agreement have been obtained, except such as may be required under the 1933 Act or the 1933 Act Regulations or the securities and real estate syndication laws of any U.S. state or other jurisdiction with respect to the Securities.

              (S) The Registration Statement has been declared effective under the 1933 Act and, to the knowledge of counsel, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission.

              (T) The Registration Statement and the International Prospectus (other than the financial statements and supporting schedules included therein, as to which no opinion need be rendered) as of their respective effective or issue dates at the International Representation Date complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations. Each document filed pursuant to the 1934 Act (other than the financial statements and supporting schedules, included therein as to which no opinion need be rendered) and incorporated or deemed to be incorporated by reference in the International Prospectus complied when so filed or incorporated or deemed to be incorporated as to form in all material respects with the 1934 Act and the 1934 Act Regulations.

              (U) The information in the Registration Statement under the captions "Description of Preferred Shares," "Description of Common Shares," "Description of Common Share Warrants," "Certain Provisions of the Declaration of Trust, Bylaws and Texas Law" and "ERISA Considerations," to the extent applicable to the offering of the International Securities and to the extent that it constitutes matters of law or legal conclusions, has been reviewed by such counsel, is correct and presents fairly the information required to be disclosed therein.

              (V) The information in the Prospectus Supplement under the caption "Federal Income Tax Considerations" and in the International Prospectus under the caption "Risks Relating to Qualification and Operation as a REIT" fairly summarizes the federal income tax considerations that are likely to be material to a holder of International Securities and, to the extent that they constitute matters of law or legal conclusions, they have been reviewed by such counsel, they are correct and present fairly the information required to be disclosed therein.

       In giving the opinions required by this Section 5(b)(i), such counsel shall in addition provide the opinions referenced in the Prospectus Supplement under the caption "Federal Income Tax Consequences."

       In giving the opinions required by this Section 5(b)(i), such counsel shall additionally state (which shall not constitute an opinion) that nothing has come to the attention of such counsel that causes it to believe that the Registration Statement or any post-effective amendment thereto (except for financial statements and schedules and other financial data included therein or omitted therefrom, as to which counsel need make no statement), at the time such Registration Statement became effective under the 1933 Act, at the time an Annual Report on Form 10-K or the latest Quarterly Report on Form 10-Q was filed by the Company with the Commission (whichever is later), or at the date of the applicable International Terms Agreement, at the International Representation Date or as of the date such opinions are given, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or the International Prospectus or any Prospectus Supplement (except for financial statements and schedules and other financial data included therein, as to which counsel need make no statement), as of the date of the applicable International Terms Agreement, at the International Representation Date or as of the date of such opinion, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

       In giving the opinions required by this Section 5(b)(i), Shaw, Pittman, Potts & Trowbridge and Locke Purnell Rain Harrell (A Professional Corporation) may rely, (A) as to all matters of fact, upon certificates and written statements of officers and employees of and accountants for each of the Company, the Operating Partnership, the Subsidiaries or the Residential Development Corporations; (B) as to the continued existence of the Company, upon a certificate of an officer of the Company, and as to the qualification and good standing of each of the Operating Partnership or a Significant Subsidiary to do business in any jurisdiction, upon certificates of appropriate government officials or opinions of counsel in such jurisdictions; and (C) as to all Texas franchise tax matters, upon the opinion, dated as of Closing Time, of Locke Purnell Rain Harrell (A Professional Corporation).

       The opinion of Locke Purnell Rain Harrell (A Professional Corporation) shall be limited to the laws of the State of Texas.

       (ii) The favorable opinion, dated as of Closing Time, of Locke Purnell Rain Harrell (A Professional Corporation), counsel to each of the Company and the Operating Partnership, that it has reviewed the discussion in the Prospectus Supplement under the caption "Federal Income Tax Considerations - State and Local Taxes" with respect to Texas franchise matters and is of the opinion that it accurately summarizes the Texas franchise tax matters expressly described therein.

       (ii) The favorable opinion, dated as of Closing Time, of Hogan & Hartson L.L.P., counsel for the International Underwriters, with respect to the matters set forth in (A) (first sentence only),
              (B) (first sentence only), (E) (first and fourth sentences only),
              (F), (G), (H), (I), (K) (with respect to this Agreement and the International Terms Agreement only), (S) and (T) (first sentence only) of Section 5(b)(i) and a statement (which shall not constitute an opinion) similar to the statement referred to in the third to last paragraph of Section 5(b)(i) above. In giving its opinion, Hogan & Hartson L.L.P. may rely, (A) as to all matters of fact, upon certificates and written statements of officers and employees of and accountants for each of the Company, the Operating Partnership, the Subsidiaries or the Residential Development Corporations, (B) as to the qualification and good standing of each of the Company, the Operating Partnership, or the Significant Subsidiaries to do business in any state or jurisdiction, upon certificates of appropriate government officials or opinions of counsel in such jurisdictions, which opinions shall be in form and substance satisfactory to counsel for the International Underwriters, and
              (C) as to certain matters of law, upon the opinion of Shaw, Pittman, Potts & Trowbridge given pursuant to Section 5(b)(i) above.

       (c) At Closing Time, (i) there shall not have been, since the respective dates as of which information is given in the Registration Statement and the International Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, assets, business affairs or business prospects of the Company, the Operating Partnership, the Subsidiaries, the Residential Development Corporations and the Properties considered as one enterprise, whether or not arising in the ordinary course of business, (ii) no proceedings shall be pending or, to the knowledge of the Company or the Operating Partnership, threatened against such entity before or by any federal, state or other commission, board or administrative agency wherein an unfavorable decision, ruling or finding might result in a material adverse change in the condition, financial or otherwise, or in the earnings, assets, business affairs or business prospects of the Company, the Operating Partnership, the Subsidiaries, the Residential Development Corporations and the Properties considered as one enterprise other than as set forth in the International Prospectus, (iii) no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company or the Operating Partnership, threatened by the Commission or by the state securities authority of any jurisdiction, and (iv) you shall have received, at Closing Time, a Certificate of the Chief Executive Officer of the Company and the Operating Partnership, and the chief financial or chief accounting officer of each such entity, dated as of Closing Time, evidencing compliance with the provisions of this subsection (c), stating that the representations and warranties set forth in Section 1(a) hereof are accurate as though expressly made at and as of Closing Time, and stating that the conditions precedent set forth in this
       Section 5 have been satisfied or waived. As used in this Section 5(c), the term "International Prospectus" means the International Prospectus in the form first used to confirm sales of the International Securities.

              (d) At the time of execution of the applicable International Terms Agreement, you shall have received from Arthur Andersen LLP a letter dated such date, in form and substance satisfactory to you, to the effect that: (i) they are independent public accountants with respect to the Company and the Rainwater Property Group (as defined in the financial statements included in the Registration Statement) as required by the 1933 Act and the 1933 Act Regulations; (ii) it is their opinion that the financial statements and supporting schedule included in the Registration Statement and covered by their opinions therein comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations;
       (iii) they have performed limited procedures, not constituting an audit, including a reading of the latest available consolidated interim financial statements of the Company, a reading of the minute books of the Company, inquiries of officials of the Company responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, and on the basis of such limited review and procedures nothing came to their attention that caused them to believe that (A) the unaudited financial statements and supporting schedules of the Rainwater Property Group included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Registration Statement, (B) the unaudited operating data and balance sheet data of the Company set forth in the Prospectuses under the caption "Selected Financial Information" were not determined on a basis substantially consistent with that used in determining the corresponding amounts in the audited financial statements included in the Registration Statement, (C) the pro forma financial information included in the Registration Statement was not prepared in accordance with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations with respect to pro forma financial information or was not determined on a basis substantially consistent with that of the audited financial statements included in the Registration Statement or
       (D) at a specified date not more than three days prior to the date of the applicable International Terms Agreement, there has been any change in the shareholders' equity or debt of the Company or any increase in the debt of the Company or any decrease in the net assets of the Company, as compared with the amounts shown in the most recent consolidated balance sheet of the Company included in the Registration Statement or, during the period from most recent consolidated statement of operations included in the Registration Statement to a specified date not more than three days prior to the date of the applicable International Terms Agreement, there were any decreases, as compared with the corresponding period in the preceding year, in revenues, net income or funds from operations of the Company, except in all instances for changes, increases or decreases which the Registration Statement and the Prospectus disclose have occurred or may occur; and (iv) in addition to the examination referred to in their opinions and the limited procedures referred to in clause (iii) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial and statistical information which are included in the Registration Statement and the International Prospectus and which are specified by you, and have found such amounts, percentages and financial and statistical information to be in agreement with the relevant accounting, financial and other records of the Company identified in such letter.

              (e) At Closing Time, you shall have received from Arthur Andersen LLP a letter dated as of Closing Time to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (d) of this Section 5, except that the "specified date" referred to shall be a date not more than three days prior to Closing Time and, if the Company has elected to rely upon Rule 430A of the 1933 Act Regulations, to the further effect that they have carried out procedures as specified in clause (iv) of subsection (d) of this Section 5 with respect to certain amounts, percentages and financial information specified by you and deemed to be a part of the Registration Statement pursuant to Rule 430A(b) and have found such amounts, percentages and financial information to be in agreement with the records specified in such clause (iv).

       (f) At Closing Time, counsel for the International Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the International Securities as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained, and all proceedings taken by the Company in connection with the issuance and sale of the International Securities as contemplated in the applicable International Terms Agreement shall be satisfactory in form and substance to you and counsel for the International Underwriters.

       (g) In the event the International Underwriters exercise their option provided in a International Terms Agreement as set forth in Section 2(b) hereof to purchase all or any portion of the International Option Securities, the representations and warranties of the Company and the Operating Partnership contained herein and the statements in any certificates furnished by the Company and the Operating Partnership hereunder shall be true and correct as of each Date of Delivery, and you shall have received:

       (i) A certificate of the Chief Executive Officer or the President and Chief Operating Officer, of the Company and the Operating Partnership and the chief financial or chief accounting officer of each such entity, dated such Date of Delivery, confirming that the certificate delivered at Closing Time pursuant to Section 5(c) hereof remains true and correct as of such Date of Delivery.

       (ii) The favorable opinions of Shaw, Pittman, Potts & Trowbridge, counsel for each of the Company, the Operating Partnership and the Significant Subsidiaries and Locke Purnell Rain Harrell (A Professional Corporation), special counsel for the Texas Entities, each in form and substance satisfactory to counsel for the International Underwriters, dated such Date of Delivery, relating to the International Option Securities and otherwise to the same effect as the opinion and statement required by Section 5(b)(i) hereof.

       (iii) The favorable opinion of Locke Purnell Rain Harrell (A Professional Corporation), counsel to each of the Company and the Operating Partnership, dated such Date of Delivery, with respect to all Texas franchise tax matters and otherwise to the same effect as the opinion required by Section 5(b)(ii) hereof.

       (iv) The favorable opinion of Hogan & Hartson L.L.P., counsel for the International Underwriters, dated such Date of Delivery, relating to the International Option Securities and otherwise to the same effect as the opinion and statement required by Section 5(b)(iii) hereof.

       (v) A letter from Arthur Andersen LLP, in form and substance satisfactory to you, dated such Date of Delivery, substantially the same in scope and substance as the letter furnished to you pursuant to Section 5(e) hereof, except that the "specified date" in the letter furnished pursuant to this Section 5(g)(iv) shall be a date not more than three days prior to such Date of Delivery.

       If any condition specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled, the applicable International Terms Agreement may be terminated by you by notice to the Company at any time at or prior to Closing Time, and such termination shall be without liability of any party to any other party or Date of Delivery, as the case may be, except as provided in Section 4 hereof.

SECTION 6.  INDEMNIFICATION.

       (a) Each of the Company and the Operating Partnership agrees, jointly and severally, to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of section 15 of the 1933 Act, and any director, officer, employee or affiliate thereof, as follows:

            (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the information deemed to be part of the Registration Statement pursuant to Rule 430A(b) of the 1933 Act Regulations, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the International Prospectus or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that neither the Company nor the Operating Partnership shall be required under this subsection (i) to indemnify any Underwriter with respect to any loss, liability, claim, damage or expense to the extent such loss, liability, claim, damage or expense arises out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by you specifically for inclusion in the Registration Statement or the International Prospectus;

            (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation or of any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever for which indemnification is provided under subsection (i) above, if such settlement is effected with the written consent of the Company and the Operating Partnership; and

            (iii) against any and all expense whatsoever (including, without limitation, the fees and other charges of counsel chosen by you) reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceedings by any governmental agency or body, commenced or threatened, or any claim whatsoever for which indemnification is provided under subsection (i) above, to the extent that any such expense is not paid under subsection (i) or (ii) above.

       (b) Each International Underwriter severally agrees to indemnify and hold harmless the Company and the Operating Partnership, and each person, if any, who controls the Company or the Operating Partnership within the meaning of Section 15 of the 1933 Act, and any trust manager, director, officer, employee or affiliate thereof, against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section 6, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the International Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by you specifically for inclusion in the Registration Statement or the International Prospectus.

       (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action. If it so elects within a reasonable time after receipt of such notice, an indemnifying party, jointly with any other indemnifying parties receiving such notice, may assume the defense of such action with counsel chosen by it and approved by the indemnified parties defendant in such action, unless such indemnified parties reasonably object to such assumption on the ground that the named parties to any such action (including any impleaded parties) include both such indemnified parties and an indemnifying party, and such indemnified parties reasonably believe that there may be legal defenses available to them which are different from or in addition to those available to such indemnifying party. If an indemnifying party assumes the defense of such action, the indemnifying parties shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

    (d) If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

SECTION 7. CONTRIBUTION.

        If the indemnification provided for in Section 6 hereof is for any reasons unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the International Underwriters, on the other hand, from the offering of the International Securities pursuant to the applicable International Terms Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and of the International Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

       The relative benefits received by the Company, on the one hand, and the International Underwriters, on the other hand, in connection with the offering of the International Securities pursuant to the applicable International Terms Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of such International Securities (before deducting expenses) received by the Company and the total underwriting discount received by the International Underwriters, in each case as set forth on the cover of the International Prospectus, or, if Rule 434 is used, the corresponding location on the International Term Sheet bear to the aggregate initial public offering price of such International Securities as set forth on such cover.

       The relative fault of the Company, on the one hand, and the International Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue statement of a material fact or omission or alleged omission to state a material fact relates to information and opportunity to correct or prevent such statement or omission.

       The Company and the International Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the International Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

       Notwithstanding the provisions of this Section 7, no International Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the International Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such International Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

       No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

       For purposes of this Section 7, each person, if any, who controls an International Underwriter within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act shall have the same rights to contribution as such International Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The International Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number or aggregate principal amount, as the case may be, of Initial International Securities set forth opposite their respective names in the applicable International Terms Agreement, and not joint.

SECTION 8.    REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY.

       All representations, warranties and agreements contained in this Agreement and the International Terms Agreement, or contained in certificates of officers of the Company or the Operating Partnership submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any International Underwriter or any controlling person, or by or on behalf of the Company or the Operating Partnership or any controlling persons, and shall survive delivery of the International Securities to the International Underwriters.

SECTION 9.    TERMINATION OF AGREEMENT.

       (a) This Agreement (excluding the applicable International Terms Agreement) may be terminated for any reason at any time by the Company or by you upon the giving of 30 days' written notice of such termination to the other party hereto, provided that the continued effectiveness of this Agreement shall not in any way limit or prohibit the Company's right to offer any or all of the Securities through any other underwriter or pursuant to any other selling arrangement.

       (b) You may also terminate the applicable International Terms Agreement, by notice to the Company, at any time at or prior to Closing Time, (i) if there has been, since the date of such International Terms Agreement or since the respective dates as of which information is given in the International Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, assets, business affairs or business prospects of the Company, the Operating Partnership, the Subsidiaries and the Residential Development Corporations considered as one enterprise, whether or not arising in the ordinary course of business, (ii) if there has occurred any material adverse change in the financial markets in the United States or any outbreak of hostilities or other calamity or crisis or escalation of any existing hostilities, or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in your judgment, impracticable to market the International Securities or enforce contracts for the sale of the International Securities,
              (iii) if trading in any of the securities of the Company has been suspended or limited by the Commission or on any exchange or any over-the-counter market, or if trading generally on either the New York Stock Exchange or the American Stock Exchange or in the NASDAQ Stock Market's National Market has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by federal or New York authorities,
              (iv) if the rating assigned by any nationally recognized statistical rating organization to any Preferred Shares of the Company or any indebtedness of the Company or the Operating Partnership as of the date of the applicable International Terms Agreement shall have been lowered since such date or if any such rating organization shall have publicly announced that it has placed any Preferred Shares of the Company or any indebtedness of the Company or the Operating Partnership on what is commonly termed a "watch list" for possible downgrading, (v) a banking moratorium has been declared by either Federal or New York authorities, or (vi) pursuant to Section 10(b) below. As used in this Section 9(b), the term "Prospectus" means the Prospectus in the form first used to confirm sales of the International Securities.

       (c) In the event of any such termination, (x) the covenants set forth in Section 3 hereof with respect to any offering of International Securities shall remain in effect so long as any International Underwriter owns any International Securities purchased from the Company pursuant to the applicable International Terms Agreement and (y) the covenant set forth in Section 3(h) hereof, the provisions of Section 4 hereof, the indemnity and contribution agreements set forth in Sections 6 and 7 hereof, and the provisions of Sections 8 and 13 hereof shall remain in effect.

SECTION 10.   DEFAULT BY ONE OR MORE OF THE INTERNATIONAL UNDERWRITERS.

              If one or more of the International Underwriters shall fail at Closing Time to purchase the International Securities which it or they are obligated to purchase under the applicable International Terms Agreement (the "DEFAULTED SHARES"), then you shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting International Underwriters, or any other International Underwriters, to purchase all, but not less than all, of the Defaulted Shares in such amounts as may be agreed upon and upon the terms herein set forth; if, however, you shall not have completed such arrangements within such 24-hour period, then:

       (a) if the number of Defaulted Shares does not exceed ten percent (10%) of the Initial International Securities to be purchased pursuant to the International Terms Agreement, the non-defaulting International Underwriters named in such International Terms Agreement shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting International Underwriters; or

       (b) if the number of Defaulted Shares exceeds ten percent (10%) of the Initial International Securities to be purchased pursuant to the International Terms Agreement, the applicable International Terms Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

              No action taken pursuant to this Section 10 shall relieve any defaulting International Underwriter from liability in respect of its default.

              In the event of any such default which does not result in a termination of this Agreement, you and the Company each shall have the right to postpone Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectuses or in any other documents or arrangements.

SECTION 11.   NOTICES.

       All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the International Underwriters shall be directed to Merrill Lynch International, 20 Farringdon Road, London EC1M 3NH England; notices to either the Company or the Operating Partnership shall be directed to each of them, c/o the Operating Partnership at 777 Main Street, Suite 2100, Fort Worth, Texas, 76102, attention of John C. Goff, Chief Executive Officer of the Operating Partnership.

SECTION 12.   PARTIES.

       This Agreement and the applicable International Terms Agreement shall each inure to the benefit of and be binding upon the parties hereto and thereto and their respective successors, heirs and legal representatives. Nothing expressed or mentioned in this Agreement or the applicable International Terms Agreement is intended or shall be construed to give any person, firm or corporation, other than those referred to in Sections 6 and 7 hereof and their successors, heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or the applicable International Terms Agreement or any provision herein or therein contained. This Agreement and the applicable International Terms Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the parties hereto and thereto and their respective successors, and said controlling persons and officers, directors and trust managers and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of International Securities from any International Underwriter shall be deemed to be a successor by reason merely of such purchase.

SECTION 13.   GOVERNING LAW AND TIME.

       This Agreement and the applicable International Terms Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State. Specified times of day refer to New York City time.

       If the foregoing is in accordance with your understanding of our agreement please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the International Underwriters, the Company and the Operating Partnership in accordance with its terms.



                                      Very truly yours,


                                      CRESCENT REAL ESTATE EQUITIES
                                      COMPANY

                                      By:
                                         ---------------------------------


                                      CRESCENT REAL ESTATE EQUITIES
                                      LIMITED PARTNERSHIP

                                      By:  Crescent Real Estate Equities, Ltd.
                                                General Partner

                                             By:
                                                --------------------------

CONFIRMED AND ACCEPTED,
  as of the date first above written:

MERRILL LYNCH INTERNATIONAL

By: Merrill Lynch International


       By:
           ----------------------------
           Michael F. Profenius
           Managing Director

                     CRESCENT REAL ESTATE EQUITIES COMPANY
                     (a Texas real estate investment trust)

                             [Title of Securities]

                     FORM OF INTERNATIONAL TERMS AGREEMENT

                                                   Dated:  ____________ __, 1997

To:    CRESCENT REAL ESTATE EQUITIES COMPANY
       777 Main Street
       Fort Worth, Texas  76102

Attention:

Ladies and Gentlemen:

       We (the "International Underwriters") understand that Crescent Real Estate Equities Company ("the Company") proposes to issue and sell the number of its [Preferred Shares of Beneficial Interest, $.01 par value per share (the "Preferred Shares")] [Common Shares of Beneficial Interest, $.01 par value per share (the "Common Shares")] [Warrants to purchase Common Shares of the Company (the "Warrants")] (such [Preferred Shares] [Common Shares] [Warrants] being collectively hereinafter referred to as the "International Securities"). Subject to the terms and conditions set forth or incorporated by reference herein, the International Underwriters named below offer to purchase, severally and not jointly, the respective numbers of Initial International Securities (as defined in the International Purchase Agreement referred to below) set forth below opposite their respective names, and a proportionate share of International Option Securities (as defined in the International Purchase Agreement referred to below) to the extent any are purchased, at the purchase price set forth below.

                                                Number of Shares of Initial
      International Underwriter                   International Securities
      -------------------------                ------------------------------

                                                    ------------------

         Total                                      $
                                                    ==================

          The International Securities shall have the following terms:
                  [Preferred Shares] [Common Shares] [Warrants]



Title of Securities:
Number of Shares:
[Current Ratings:]
[Dividend Rate:  [$        ] [         %], Payable:]
[Stated Value:]
[Liquidation Preference:]
[Ranking:]
Public offering price per share:  $     [, plus accumulated dividends, if any,
from          , 19   .]
Purchase price per share:  $    [, plus accumulated dividends, if any, from
     , 19   .]
[Conversion provisions:]
[Redemption provisions:]
[Sinking fund requirements:]
Number of International Option Securities, if any, that may be purchased by the International Underwriters:
Delayed Delivery Contracts:  [authorized] [not authorized]
       [Date of Delivery:
       Minimum Contract:
       Maximum number of Shares:
       Fee:
Additional co-managers, if any:
Other terms:
Closing date and location:

                                   [Warrants]

Number of Warrants to be issued:
Warrant Agent:
Issuable jointly with Common Shares [yes] [no]
       [Number of Warrants issued with each Common Share of beneficial interest:]
       [Detachable data:]
       Date from which Warrants are exercisable:
       Date on which Warrants expire:
       Exercise Price(s) of Warrants:
       Initial public offering price:  $
       Purchase price:  $
       Title of Warrant Securities:
       Principal amount purchasable upon exercise of one Warrant:

       Interest rate:       Payable:
       Date of maturity:
       Redemption provisions:
       Sinking fund requirements:
[Delayed Delivery Contracts:  [authorized]  [not authorized]
       [Date of delivery:
       Minimum contract:
       Maximum aggregate principal amount:
       Fee:   %]
Other terms:
[Closing date and location:]


              All the provisions contained in the document attached as Exhibit A hereto entitled "Crescent Real Estate Equities Company--Preferred Shares of Beneficial Interest, Common Shares of Beneficial Interest, and Common Share Warrants--Purchase Agreement" are hereby incorporated by reference in their entirety herein and shall be deemed to be a part of this International Terms Agreement to the same extent as if such provisions had been set forth in full herein. Terms defined in such document are used herein as therein defined.

Please accept this offer no later than ________ o'clock P.M. (New York City time) on ______________ by signing a copy of this International Terms Agreement in the space set forth below and returning the signed copy to us.



                                   Very truly yours
                                   MERRILL LYNCH, PIERCE, FENNER & SMITH
                                            INCORPORATED

                                   By:
                                      ---------------------------------------

                                   Acting on behalf of itself and the other named International Underwriters.



Accepted:

By:    CRESCENT REAL ESTATE EQUITIES COMPANY

       By:
          ---------------------------------
           Name:
           Title:

                     CRESCENT REAL ESTATE EQUITIES COMPANY
                     (a Texas real estate investment trust)

                             [Title of Securities]

                           DELAYED DELIVERY CONTRACT

                                                   Dated:  ____________ __, 1997

To:    CRESCENT REAL ESTATE EQUITIES COMPANY
       900 Third Avenue, Suite 1800
       New York, New York  10022

Attention:  ___________________

Ladies and Gentlemen:

       The undersigned hereby agrees to purchase from Crescent Real Estate Equities, Inc. ("the Company"), and the Company agrees to sell to the undersigned on ___________ ___, 19__ (the "Delivery Date"), _____________________________ of the Company's [insert title of security] (the "Securities"), offered by the Company's International Prospectus dated ____________ ___, 19__, as supplemented by its Prospectus Supplement dated
___________ _____, 19__, receipt of which is hereby acknowledged, at a purchase price of [$ _________] to the Delivery Date and on the further terms and conditions set forth in this contract.

       Payment for the Securities which the undersigned has agreed to purchase on the Delivery Date shall be made to the Company or its order by [certified or official bank check in New York Clearing House] [same day] funds at the office of ____________________________________________________, on the Delivery Date,
upon delivery to the undersigned of the Securities to be purchased by the undersigned in definitive form and in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than five full business days prior to the Delivery Date.

       The obligation of the undersigned to take delivery of and make payment for Securities on the Delivery Date shall be subject only to the conditions that (1) the purchase of Securities to be made by the undersigned shall not on the Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is subject and (2) the Company, on or before _________ __, 19__, shall have sold to the International Underwriters of the Securities (the "International

Underwriters") such principal amount of the Securities as is to be sold to them pursuant to the International Terms Agreement dated ____________, 19__ between the Company and the International Underwriters. The obligation of the undersigned to take delivery of and make payment for Securities shall not be affected by the failure of any purchaser to take delivery of and make payments for Securities pursuant to other contracts similar to this contract. The undersigned represents and warrants to you that its investment in the Securities is not, as of the date hereof, prohibited under the laws of any jurisdiction to which the undersigned is subject and which govern such investment.

       Promptly after completion of the sale to the International Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinions of counsel for the Company delivered to the International Underwriters in connection therewith.

       By the execution hereof, the undersigned represents and warrants to the Company that all necessary corporate action for the due execution and delivery of this contract and the payment for and purchase of the Securities has been taken by it and no further authorization or approval of any governmental or other regulatory authority is required for such execution, delivery, payment or purchase, and that, upon acceptance hereof by the Company and mailing or delivery of a copy as provided below, this contract will constitute a valid and binding agreement of the undersigned in accordance with its terms.

       This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

       It is understood that the Company will not accept Delayed Delivery Contracts for a number of Securities in excess of ______ and that the acceptance of any Delayed Delivery Contract is in the Company's sole discretion and, without limiting the foregoing, need not be on a first-come, first-served basis. If this contract is acceptable to the Company, it is requested that the Company sign the form of acceptance on a copy hereof and mail or deliver a signed copy hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such copy is so mailed or delivered.

       This Agreement shall be governed by the laws of the State of New York.


                                  Yours very truly,

                                  ---------------------------------------
                                         (Name of Purchaser)

                                  By:
                                     ------------------------------------
                                  Title:
                                        ---------------------------------

                                  ---------------------------------------


                                  ---------------------------------------
                                                (Address)


Accepted as of the date first above written.

Crescent Real Estate Equities Company

By:
       -------------------------------------
       Name:
       Title:


                 PURCHASER--PLEASE COMPLETE AT TIME OF SIGNING

       The name and telephone number of the representative of the Purchaser with whom details of delivery on the Delivery Date may be discussed are as follows: (Please print.)

                                                          Telephone No.
          Name                                       (including Area Code)
          ----                                       ---------------------

-----------------------------------               -----------------------------


                                      3